BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Supplement dated July 9, 2018 to the
Prospectus dated October 28, 2017

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Peter Simons of J.P. Morgan Investment Management, Inc. (“JPMIM”) has announced that he intends to retire from service as a portfolio manager of the Bridge Builder Core Bond Fund (the “Core Bond Fund”) effective December 31, 2018.  Barbara E. Miller, who has served as a portfolio manager of the Core Bond Fund since September 2015, will continue to serve as a portfolio manager for the portion of the Core Bond Fund’s assets allocated to JPMIM.  Additionally, Richard Figuly, who has served as a portfolio manager with JPMIM or predecessor firms since 1998, will continue to serve the Core Bond Fund and will be added as a portfolio manager of the Fund.  The prospectus of the Core Bond Fund is hereby updated accordingly.

1.	The table entitled “JPMIM” under the sub-section entitled “Summary Section – Sub-advisers and Portfolio Managers” is replaced with the following:

JPMIM
Portfolio Managers	Position with JPMIM	Length of Service to the Fund
Barbara E. Miller	Managing Director	Since September 2015
Peter Simons	Managing Director	Since Inception
Richard Figuly	Managing Director	Since July 2018

2.	The three paragraphs in the sub-section entitled “Management of the Funds – Sub-advisers and Portfolio Managers – Core Bond Fund – JPMIM – Portfolio Managers” are replaced with the following:

Barbara E. Miller, Managing Director, has served as a portfolio manager of the Core Bond Fund since September 2015.  Richard Figuly, Managing Director, has served as a portfolio manager of the Core Bond Fund since July 2018.  Peter Simons, CFA, Managing Director, has served as a portfolio manager of the Core Bond Fund since its inception.  All of the portfolio managers are based in Columbus, Ohio and are members of the Global Fixed Income, Currency & Commodities (GFICC) group of JPMIM.

Ms. Miller is a portfolio manager and head of the U.S. Value Driven fixed income team of JPMIM.  She is also the senior officer in Columbus for the GFICC group.  Ms. Miller is responsible for portfolio construction, market strategy, allocation decisions, and security selection for value-driven strategies.

Mr. Figuly is a portfolio manager for the U.S. Value Driven team and has been an employee of JPMIM or predecessor firms since 1993. He is a member of the GFICC group and is responsible for managing institutional taxable bond portfolios.

Mr. Simons is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios. He has announced his intention to retire from service as a portfolio manager of the Core Bond Fund effective December 31, 2018.